UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2005

WATSON WYATT & COMPANY HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	001-16159	52-2211537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 H Street NW Washington, DC		20006-3900
(Address of principal executive offices)		(Zip Code)

(202) 715-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 18, 2005, Watson Wyatt & Company Holdings (the “Company”) announced the signing of a non-binding letter of intent to acquire the assets of Watson Wyatt LLP. A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.      The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Watson Wyatt & Company Holdings’ press release announcing signing of letter of intent to acquire Watson Wyatt LLP

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Watson Wyatt & Company Holdings

(Registrant)

Date: January 18, 2005	BY:	/s/ John J. Haley
John J. Haley
President and Chief Executive Officer

Date: January 18, 2005	BY:	/s/ Carl D. Mautz
Carl D. Mautz
Vice President and Chief Financial Officer